SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

Form 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

GPO PLUS, Inc.
(Exact name of registrant as specified in its charter)

Nevada	37-1817132
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

3571 E. Sunset Road, Suite 300, Las Vegas, NV	89120
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange of which each class is to be registered

Not Applicable	Not Applicable

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☒

Securities Act registration statement file number to which this form relates: 333-213744

(if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

Common stock, par value $0.0001

(Title of class)

Item 1. Description of Registrant’s Securities to be Registered.

The description of securities contained in Registrant’s Registration Statement on Form S-1 filed with the commission (File No. 333-213744) is incorporated by reference into this registration statement.

Item 2. Exhibits

Exhibit Number	Description

3.1	Amended and Restated Articles of Incorporation(1)
3.2	By-Laws(2)

(1) Incorporated by reference to Exhibit 3.1 to Quarterly Report on Form 10-Q filed December 30, 2020.

(2) Incorporated by reference to Exhibit 3.2 to Registration Statement on Form S-1 filed September 22, 2016.

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SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

DATE: May 21, 2021

GPO Plus, Inc.

By:	/s/ Brett H. Pojunis
Brett H. Pojunis
Title:	Chief Executive Officer

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